Exhibit 99.1

Release: November 17, 2021

Canadian Pacific announces US$6.7 billion debt offering in the United States

Calgary – Canadian Pacific Railway Limited (TSX:CP, NYSE:CP) (“CP”) announces that its wholly-owned subsidiary, Canadian Pacific Railway Company, is issuing US$1.5 billion of 1.350% Notes due 2024, US$1.0 billion of 1.750% Notes due 2026, US$1.4 billion of 2.450% Notes due 2031, US$1.0 billion of 3.000% Notes due 2041 and US$1.8 billion of 3.100% Notes due 2051, which will be guaranteed by CP (the “U.S. offering”).

The U.S. offering is expected to close on December 2, 2021, subject to the satisfaction of customary closing conditions.

The net proceeds from the U.S. offering will be used to indirectly fund in part the cash consideration required for the acquisition of common stock and preferred stock of Kansas City Southern (“KCS”) in connection with the previously announced transaction between CP and KCS.

The joint active bookrunners of the U.S. offering are BMO Capital Markets Corp. and Goldman Sachs & Co. LLC., together with a syndicate that includes ATB Capital Markets Inc., Barclays Capital Inc., CIBC World Markets Corp., Desjardins Securities Inc., HSBC Securities (USA) Inc., MUFG Securities Americas Inc., Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC.

The U.S. offering is being made pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission (the “SEC”). Copies of these documents may be obtained without charge from the SEC at www.sec.gov. Alternatively, you may request copies of the prospectus supplement and the accompanying prospectus for the U.S. offering by contacting BMO Capital Markets Corp., Attn: Debt Capital Markets desk c/o Legal Department, 151 West 42nd Street, New York, New York 10036 and Goldman Sachs & Co. LLC, Attn: Registration Department, 200 West Street, New York, New York 10282.

Concurrent with the announcement of the U.S. offering, CP has announced that Canadian Pacific Railway Company is issuing C$2.2 billion aggregate principal amount of notes in Canada pursuant to Canadian Pacific Railway Company’s base shelf prospectus dated June 28, 2021, as supplemented on November 17, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of these securities, in Canada or in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Under the terms of the U.S. offering, the underwriters have agreed not to offer or sell the securities sold in the U.S. offering in Canada or to any resident of Canada.

Forward Looking Statement

This news release contains certain forward-looking information and forward-looking statements (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as “financial expectations”, “key assumptions”, “anticipate”, “believe”, “expect”, “plan”, “will”, “outlook”, “should” or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, the intended use of proceeds from the U.S. offering including the acquisition of KCS and the timing and completion of the U.S. offering.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP’s experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: CP’s and KCS’s ability to close the transaction on the expected terms and timeline; the satisfaction or waiver of the conditions to closing the transaction between CP and KCS on the expected timeline; the combined company’s ability to successfully integrate the businesses of CP and KCS; the combined company’s expected access to sufficient capital to pursue any development plans associated with full ownership of KCS; North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; foreign exchange rates; effective tax rates; performance of CP’s and KCS’s assets and equipment; sufficiency of CP’s budgeted capital expenditures in carrying out CP’s business plan; geopolitical conditions; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the satisfaction by third parties of their obligations to CP and KCS; the anticipated impacts of the COVID-19 pandemic on CP’s and KCS’s respective businesses, operating results, cash flows and/or financial condition; and plans to reduce greenhouse gas emissions. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP’s forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward-looking information, including, but not limited to, the following factors: the timing and closing of the transaction between CP and KCS, and the completion of the combination of CP and KCS following receipt of a decision of the United States Surface Transportation Board (the “STB”) that constitutes a final agency action approving, exempting or otherwise authorizing the acquisition of control over the KCS’s railroad operations by CP and its affiliates, without the imposition of conditions that CP in its sole discretion has deemed to be unacceptable, including receipt of regulatory and shareholder approvals and the satisfaction of other conditions precedent; interloper risk; the realization of anticipated benefits and synergies of the transaction between CP and KCS and the timing thereof; the success of integration plans; the focus of management time and attention on the transaction between CP and KCS and other disruptions arising from the transaction; changes in business strategy and strategic opportunities; the actions and decisions of applicable regulatory bodies, including the STB; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; potential changes in the CP common share price, which may negatively impact the value of the consideration offered to KCS common stockholders; the ability of management of CP, and its subsidiaries and affiliates to execute key priorities, including those in connection with the transaction between CP and KCS; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and Mexico; North American and global economic growth; industry capacity; shifts in market demand; changes in commodity prices and commodity demand; uncertainty surrounding timing and volumes of commodities being shipped via CP and KCS; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; costs and liabilities associated with the presence of contamination conditions; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; sufficiency of budgeted capital expenditures in carrying out business plans; services and infrastructure; the satisfaction by third parties of their obligations; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada, the U.S. and Mexico; climate change and the market and regulatory responses to climate change; ability to achieve commitments and aspirations relating to reducing greenhouse gas emissions and other climate-related objectives; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer, shareholder, regulatory and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Mexican government of the 50-year concession to Kansas City Southern de México, S.A. de C.V. (“KCSM”), through which KCSM operates a key commercial corridor of the Mexican railroad system; public opinion; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental responses to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short- and long-term financing; and the pandemic created by the outbreak of COVID-19 and its variants, and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Information” in CP’s and KCS’s annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific

Canadian Pacific (TSX: CP) (NYSE: CP) is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. CP-IR

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Chris De Bruyn

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investor@cpr.ca